Exhibit 99.1

GOGORO, A TECHNOLOGY LEADER IN URBAN ELECTRIC
MOBILITY AND BATTERY SWAPPING, TO LIST ON NASDAQ
THROUGH A MERGER WITH POEMA GLOBAL HOLDINGS CORP.

•	Gogoro Inc. has entered into a definitive merger agreement with Poema Global Holdings Corp. that sets Gogoro’s enterprise value at $2.35 billion; upon closing, the combined company will list on the Nasdaq under the ticker symbol “GGR”
•	The business combination is expected to provide approximately $550 million in proceeds (assuming no redemptions) to Gogoro’s balance sheet including an oversubscribed PIPE of over $250 million as well as $345 million currently held in trust by Poema Global
•	The PIPE is funded by strategic partners including Hon Hai (Foxconn) Technology Group and GoTo Group, the largest technology group in Indonesia, vehicle partners, and new and existing financial investors including Generation Investment Management, Taiwan's National Development Fund, Temasek as well as Gogoro’s founding investor, Dr. Samuel Yin of Ruentex Group
•	Use of proceeds include expansion into China, India and Southeast Asia as well as continued research and development of Gogoro’s leading battery swapping ecosystem and its smart, sustainable urban mobility solutions.
•	The transaction closing is targeted for the first quarter of 2022

HONG KONG and TAIPEI – September 16, 2021 – Gogoro® Inc. (“Gogoro” or the “Company”), a global technology leader in battery swapping ecosystems that enable sustainable mobility solutions for cities, and Poema Global Holdings Corp. (Nasdaq: PPGH; “Poema Global”), a publicly traded special purpose acquisition company, today announced a definitive agreement for a business combination that would result in Gogoro becoming a publicly listed company. The combined company will focus on accelerating the global expansion of Gogoro’s unique and proven subscription-based battery swapping service along with its electric vehicle and component sales business. Upon the transaction closing, the combined company will be named Gogoro Inc. and will be listed on the Nasdaq under the ticker symbol “GGR.”

Gogoro’s battery swapping ecosystem is an established leading solution for electric refueling of lightweight urban vehicles. In less than five years, the Company has accumulated over $1 billion in revenue and 400,000+ battery swap subscribers.

“Gogoro is transforming urban mobility in the world’s most densely populated cities by changing how people use and share portable energy. Since launching in 2015, Gogoro battery swapping has handled more than 200 million battery swaps and saved over 300 million kilograms of CO2. Building oﬀ of this success, we have announced our expansion into China with Yadea and DCJ, and into India with Hero MotoCorp,” said Horace Luke, founder, chairman, and chief executive officer of Gogoro. “Much of today’s world commutes on two wheels, and cities are embracing sustainable energy and smart city technologies in unprecedented ways. One of the greatest challenges is transitioning from legacy personal transportation systems to more intelligent and sustainable mobility solutions. With our vision, innovative technology, expanding global footprint and experienced management team, Gogoro is well positioned to transform the urban mobility landscape and capitalize on the electric transition of more than a half billion two-wheel vehicles.”

As part of its growth strategy, Gogoro will be introducing its battery swapping in China in late 2021, and is partnering with Yadea, the #1 electric two-wheel maker in the world, and Dachangjiang Group (DCJ), the #1 gas-powered two-wheel maker in China. The Company has also announced a joint venture with Hero MotoCorp, the leading two-wheel vehicle maker in India, to build its battery swapping ecosystem in India. In addition, Gogoro has established partnerships with other global leaders in two-wheel mobility, including Yamaha, Tailing eReady (a joint venture with Suzuki in Taiwan), AeonMotor, PGO and CMC eMOVING.

“Poema Global is excited to be partnering with Gogoro, a global technology leader in urban electric mobility that has demonstrated the scalability and attractiveness of its next generation battery swapping technology in Taiwan,” said Homer Sun, chief executive officer of Poema Global. “We believe the technology diﬀerentiation Gogoro has developed in combination with the world-class partnerships it has forged will drive significant growth opportunities in the two largest two-wheeler markets in the world. We are committed to working alongside Gogoro’s outstanding management team to support its geographic expansion plans and its transition to a Nasdaq-listed company.”

Gogoro – A Leader in Urban Mobility

Founded in 2011, Gogoro has designed and built a broad portfolio of innovations in battery swapping, smart batteries, cloud services, compact electric propulsion, and vehicle design. Together, these innovations have created an enablement platform for companies to deliver new urban mobility products and businesses utilizing the largest and most intelligent urban mobility ecosystem focused on battery swapping for electric refueling.

The Gogoro Network is an open platform for battery swapping and smart mobility services, delivering a fresh alternative to legacy fuel. Gogoro Network combines the power of smart connectivity, artificial intelligence, and machine learning to create a new generation of swappable battery refueling that is smart, scalable, and continually optimizing itself to be dynamic and versatile for people, communities, and businesses. Gogoro has been recognized by Guidehouse Insights as the leading battery swapping company for lightweight urban vehicles in the world.

First introduced in 2015, Gogoro’s Smartscooters™ are recognized for their revolutionary design and performance and lead the market in sophistication, intelligence, and consumer reviews.

Partners, Investors and Leadership

Gogoro’s current portfolio of vehicle maker partners include Hero MotoCorp, Yadea, Dachangjiang (DCJ), Yamaha, Tailing eReady (a joint venture with Suzuki in Taiwan), AeonMotor, PGO and CMC eMOVING. These partners are part of the Powered By Gogoro Network (PBGN) program, a cornerstone of Gogoro’s open ecosystem. The PBGN program enables partners to design and sell vehicles that integrate with Gogoro Network battery swapping.

Gogoro is backed by world-class investors, including Dr. Samuel Yin, Founder and Chairman of Ruentex Group; Temasek, a global investment company headquartered in Singapore; Generation Investment Management, a sustainable investment company; Fuh Hwa Investment Trust, a large private equity fund in Taiwan; Sumitomo Corporation, a Japanese conglomerate; and the National Development Fund of Taiwan.

Prior to founding Gogoro, Horace Luke held a variety of management positions at Microsoft, including being a founding member of the XBox leadership team before serving as the chief innovation officer at HTC, where he led HTC to the #1 position in the global smartphone market and the leader in Android. Gogoro’s leadership team members are seasoned executives from global brands including Amazon, Intel, Nike, IKEA and Ford. In addition, Gogoro has an industry-leading board with directors such as Michael Splinter, current chairman of Nasdaq and former CEO of Applied Materials, and Yoshi Yamada, a former senior executive at Panasonic and later Head of Tesla’s Giga Factory.

Transaction Overview

The Gogoro Poema Global business combination sets Gogoro’s enterprise value at $2.35 billion. The business combination is expected to provide approximately $550 million in proceeds to Gogoro’s balance sheet including an oversubscribed PIPE over $250 million and $345 million currently held in trust by Poema Global. The PIPE is backed by strategic partners including Hon Hai (Foxconn) Technology Group and GoTo Group, the largest technology group in Indonesia, vehicle partners, and new and existing financial investors including Generation Investment Management, Taiwan's National Development Fund, Temasek and founding investor, Dr. Samuel Yin of Ruentex Group. Current Gogoro shareholders are rolling 100% of their equity and will hold majority ownership of the combined company at closing. Cash proceeds raised in connection with the transaction will primarily be used to fund geographic expansion and operations, continued research and development, and for general corporate purposes.

The boards of directors of both Poema Global and Gogoro have approved the proposed transaction. Completion of the proposed transaction is subject to the approval of Poema Global and Gogoro shareholders and other customary closing conditions, including a registration statement being declared eﬀective by the U.S. Securities and Exchange Commission (the “SEC”). The transaction is expected to be completed in the first quarter of 2022.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Poema Global with the SEC and available at www.sec.gov.

Advisors

Kirkland & Ellis LLP is serving as legal advisor to Poema Global. Citibank and UBS are serving as joint placement agents on the PIPE oﬀering. Winston & Strawn LLP is serving as legal advisor to the placement agents. Wilson Sonsini Goodrich & Rosati is serving as legal advisor and Goldman Sachs is serving as financial advisor to Gogoro.

Investor Conference Call Information

Gogoro and Poema Global will host a joint investor conference call to discuss the proposed transaction today, September 16, 2021 at 8:30 am ET. To listen to the prepared remarks via webcast, please visit http://public.viavid.com/index.php?id=146462. A replay of the call will be available at the same link as well as on Poema Global’s website at https://www.poema-global.com/ through September 30, 2021 at 11:59 pm ET.

About Poema Global Holdings Corp.

Poema Global Holdings Corp. is a special purpose acquisition company affiliated with Princeville Capital formed for the purpose of entering into a combination with one or more businesses. Poema Global's sponsor team brings together over 100 years of combined experience to equip and enable a diﬀerentiated global technology leader to successfully list and to create long-term value for shareholders in public markets. Led by Co-Chairmen Emmanuel DeSousa and Joaquin Rodriguez Torres, Chief Executive Officer Homer Sun and President Marc Chan, Poema Global seeks to complete business combinations with companies that have validated technologies and attractive unit economics, with a particular focus on Asia and Europe. For more information, visit https:// www.poema-global.com/.

About Gogoro

Founded in 2011 to rethink urban energy and inspire the world to move through cities in smarter and more sustainable ways, Gogoro leverages the power of innovation to change the way urban energy is distributed and consumed. Gogoro’s battery swapping and vehicle platforms oﬀer a smart, proven and sustainable long-term ecosystem for delivering a new approach to urban mobility. Gogoro has quickly become an innovation leader in vehicle design and electric propulsion, smart battery design, battery swapping, and advanced cloud services that utilize artificial intelligence to manage battery availability and safety. The challenge is massive, but the opportunity to disrupt the status quo, establish new standards, and achieve new levels of sustainable transportation growth in densely populated cities is even greater. For more information, visit www.gogoro.com/news and follow Gogoro on Twitter: @wearegogoro.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Gogoro’s technology, Gogoro’s business plans including its plans to expand globally, its timing for introducing its battery swapping in China, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Gogoro’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially diﬀerent from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Poema Global and Gogoro caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by Gogoro with the SEC and other documents filed by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from Poema Global’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Poema Global’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by Gogoro with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Poema Global and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Poema Global or Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to diﬀer from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Poema Global and Gogoro as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Gogoro will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to Gogoro’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Poema Global to vote on the proposed transaction. Shareholders of Poema Global and other interested persons are encouraged to read, when available, the preliminary proxy statement/ prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Poema Global, Gogoro and the proposed transaction. After the registration statement is declared eﬀective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Poema Global as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Poema Global will also be able to obtain a copy of the F-4, including the proxy statement/ prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary and definitive proxy statement/ prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Oﬀer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an oﬀer to sell or a solicitation of an oﬀer to buy any securities of Company or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No oﬀer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Gogoro Media Contacts:

Jason Gordon, Gogoro

+1 206-778-7245

jason.gordon@gogoro.com

Tony Ho Loke, Weber Shandwick

+1 917-544-0168

tloke@webershadwick.com

Asia Pacific Media Contact:

Brad Burgess or Edmond Lococo, ICR, LLC.

+1 646-328-0687

gogoroPR@icrinc.com

Gogoro and Poema Global Investor Contact:

Robin Yang & Michael Bowen, ICR, LLC

+1 212-475-0415

gogoroIR@icrinc.com